Pruco Life Insurance Company
Pruco Life Flexible Premium Variable Annuity Account
Pruco Life Insurance Company of New Jersey
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
Prudential Annuities Life Assurance Corporation
                                   Prudential Annuities Life Assurance Corporation Variable Account B

                  Supplement dated December 15, 2011
To
Prospectuses dated April 8, 2011 and May 1, 2011

This supplement should be read and retained with the prospectus for your Annuity.  This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation (the “Companies”) have filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Companies to remove the Franklin Templeton VIP Founding Funds Allocation Fund (“Existing Fund”) as an investment option under your variable annuity contract and substitute a new investment option, the AST Franklin Templeton Founding Funds Allocation Portfolio (“Replacement Fund”), as described below. The Replacement Fund is a newly-created   portfolio of Advanced Series Trust, not currently available as an investment option under your Annuity or any other Annuities. The Replacement Fund will be added as an investment option to your Annuity on or before the date of the substitution.

The Companies believe that the proposed substitution is in the best interest of Owners. The Replacement Fund has similar investment objectives and policies to the Existing Fund. The Companies will bear all expenses related to the substitution, and there will be no tax consequences for you. The Companies anticipate that, if such order is granted, the proposed substitution will occur on or about April 27, 2012.

The proposed substitution and respective administrator, adviser, investment manager and/or subadvisers for the Existing Fund, the Underlying Funds and the Replacement Fund are:

Existing Fund and Current Administrator Underlying Funds and Managers	Replacement Fund and Investment Managers/ Subadvisers

Franklin Templeton VIP Founding Funds Allocation Fund

Franklin Templeton Services, LLC (Administrator)
Franklin Income Securities Fund
(Franklin Advisers, Inc.)

Mutual Shares Securities Fund
(Franklin Mutual Advisers, LLC)

Templeton Growth Securities Fund
(Templeton Global Advisors Limited)

AST Franklin Templeton Founding Funds Allocation Portfolio

Managers :Prudential Investments LLC and AST Investment Services, Inc. (Investment Managers)

Subadvisers:Franklin Advisers, Inc. , Franklin Mutual Advisers, LLC and Templeton Global Advisors Limited (Subadvisers)

Please note that:

• •	•	• No action is required on your part at this time, nor will you need to take any action if the SEC approves the substitution.

• •	•
• On the date of the substitution, Account Values and/or Purchase Payments currently allocated to the Eligible Fund will be redirected to the Replacement Fund unless you have changed your selection and transferred your Account Values before the substitution takes place. If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable program, your Account Value invested in the Existing Fund will be transferred automatically to the Replacement Fund on the date of the substitution. Your enrollment instructions will be automatically updated to reflect the Replacement Fund for any continued and future investments.

• •	•
• You may transfer amounts in your variable annuity contract among the investment options as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Annuity, subject to the issuing Company’s restrictions on transfers to prevent or limit “market timing” activities by Owners or agents of Owners.

• •	•
• If you make one transfer from the Existing Fund into one or more other Sub-accounts before the substitution, or from the Replacement Fund after the substitution, any transfer fee that might otherwise be imposed will be waived from the date of this Supplement through the date that is 30 days after the substitution. In addition, if you make one transfer from the Existing Fund into a Sub-account before the substitution or from the Replacement Fund within 30 days after the substitution, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your Annuity.

• •	•
• On the effective date of the substitution, your Account Value will be the same as before the substitution. However, the number of units you receive in the Replacement Fund may be different from the number of units in the Existing Fund.

• There will be no tax consequences to you.

• Certain Annuities contain optional benefits that are subject to a pre-determined mathematical formula that, from time to time, transfers Account Values out of Sub-accounts that Owners have selected to either certain specified bond portfolios  of Advanced Series Trust (“AST bond portfolios”) or to the Benefit Fixed Rate Account (“BFRA”), depending upon the benefit. To the extent that any portion of an Owner’s Account Value, previously designated by the Owner to be invested in the Existing Fund, is invested in the AST bond portfolios or the BFRA on the date of the substitution, such Account Value, or a portion thereof, will be transferred to the Replacement Fund at the time that any future transfers out of the AST bond portfolios or the BFRA are required by the applicable formula.

In connection with the substitution, we will send you a prospectus for Advanced Series Trust that contains complete information concerning the Replacement Fund, including information on all Replacement Fund fees and charges, as well as notice of the actual date of the substitutions and confirmation of transfers.

Please contact your Financial Professional if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.